Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load® Variable Universal Life and

Ameritas Low-Load® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150 and Ameritas Advisor VUL®

Prospectuses Dated May 1, 2014

Supplement Dated January 30, 2015

The Board of Trustees of the MFS® Research International Series (the "Target Fund") has approved the proposed reorganization of the Target Fund into the MFS® Research International Portfolio (the "Acquiring Fund"). The proposed transaction is still subject to approval by the shareholders of the Target Fund at a shareholders' meeting expected to be held in March 2015. The reorganization is expected to occur on or about March 27, 2015. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the Target Fund's assets and liabilities would be transferred to the Acquiring Fund in return for shares of the Acquiring Fund with equal total net asset value as of the valuation date. These Acquiring Fund shares would be distributed pro rata to shareholders of the Target Fund in exchange for their Target Fund shares. Current Target Fund shareholders would thus become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund with a total net asset value equal to that of their shares of the Target Fund at the time of the reorganization. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

If the reorganization occurs, Ameritas Life Policy Owners who are invested in the Subaccount corresponding to the Target Fund will become invested in the Subaccount corresponding to the Acquiring Fund. Specifically, such Owners will receive units of the Subaccount investing in the Initial Class shares of the Acquiring Fund equal to the value of their units of the Subaccount investing in the Initial Class shares of the Target Fund.

If the reorganization occurs, Ameritas Life will add a Subaccount corresponding to the Acquiring Fund to the investment options in your Policy and all references to the Target Fund in your prospectus are deleted and replaced as follows:

1. The list of variable investment options is revised to include MFS® Research International Portfolio, Initial Class.

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
MFS® Variable Insurance Trust II	Massachusetts Financial Services Company
MFS® Research International Portfolio, Initial Class	Seeks capital appreciation.

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2. In the prospectuses for Ameritas No-Load VA 6150 and Ameritas Advisor VUL®, the table of PORTFOLIO COMPANY OPERATING EXPENSES for the year ended December 31, 2013 is revised to include the following:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees	Other Fees	Acquired Fund Fees and Expenses	Total Portfolio Fees	Waivers and Reductions	Total Expenses after Waivers and Reductions, if any
MFS® VIT II, Initial Class
Research International	0.90	-	0.10	-	1.00	-	1.00

* Short cites are used in this list. The INVESTMENT OPTIONS section uses complete Portfolio names.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 659 1-15